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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                    September 25, 2001 (September 24, 2001)
                    ---------------------------------------

                           LIFEPOINT HOSPITALS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                        0-29818                   52-2165845
    --------------                 ---------------            ----------------
    (State or Other               (Commission File            (I.R.S. Employer
    Jurisdiction of                    Number)                 Identification
    Incorporation)                                                 Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                       -----------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)   Financial statements of businesses acquired.

                          None required

           (b)   Pro forma financial information.

                          None required

           (c)   Exhibits.

                 99.1 Copy of press release regarding execution of definitive acquisition agreement issued by the Company on September 24, 2001.

                 99.2 Copy of press release regarding "Virtual" Conference issued by the Company on September 24, 2001.

ITEM 9.    REGULATION FD DISCLOSURE.

                 LifePoint Hospitals, Inc. (the "Company") issued two press releases on September 24, 2001. The first press release announced that a wholly-owned subsidiary of the Company entered into a definitive agreement to acquire Ville Platte Medical Center, a 116 bed not-for-profit facility located in Ville Platte, Louisiana. The second press release announced that the Company will participate in the Bear Stearns 2001 Healthcare "Virtual" Conference today. See the press releases attached as Exhibit 99.1 and 99.2.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LIFEPOINT HOSPITALS, INC.

                                       By:   /s/ William F. Carpenter III
                                           -----------------------------------
                                                William F. Carpenter III
                                                Senior Vice President and
                                                General Counsel



Date:  September 24, 2001





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                DESCRIPTION OF EXHIBITS
-------               -----------------------
 99.1          Copy of press release regarding execution of definitive acquisition agreement issued by the Company on September 24, 2001.

 99.2 Copy of press release regarding "Virtual" Conference issued by the Company on September 24, 2001.